UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 31, 2017

AMERICAN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2103 CityWest Blvd., Bldg. 4, Suite 800 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(346) 241-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On October 31, 2017, American Midstream Partners, LP, a Delaware limited partnership (“AMID”), American Midstream GP, LLC, a Delaware limited liability company and general partner of AMID (“AMID GP”), Cherokee Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of AMID (“Merger Sub”), Southcross Energy Partners, L.P. a Delaware limited partnership (“SXE”), and Southcross Energy Partners GP, LLC, a Delaware limited liability company (“SXE GP”), entered into an Agreement and Plan of Merger (the “SXE Merger Agreement”). Upon the terms and subject to the conditions set forth in the SXE Merger Agreement, SXE will merge with and into Merger Sub (the “SXE Merger”), with SXE continuing its existence under Delaware law as the surviving entity in the SXE Merger and wholly owned subsidiary of AMID.

At the effective time of the SXE Merger (the “Effective Time”), each common unit of SXE (each, an “SXE Common Unit”) issued and outstanding or deemed issued and outstanding as of immediately prior to the Effective Time will be converted into the right to receive 0.160 (the “Exchange Ratio”) of a common unit (each, an “AMID Common Unit”) representing limited partner interests in AMID (the “Merger Consideration”), except for those SXE Common Units held by affiliates of SXE and SXE GP, which will be cancelled for no consideration. Each SXE Common Unit, Subordinated Unit (as defined in the Merger Agreement) and Class B Convertible Unit (as defined in the Merger Agreement) held by Southcross Holdings LP (“Holdings LP”) or any of its subsidiaries and the SXE Incentive Distribution Rights (as defined in the SXE Merger Agreement) outstanding immediately prior to the Effective Time will be cancelled in connection with the closing of the SXE Merger.

Each award of phantom units of SXE granted under the SXE 2012 Long Term Incentive Plan that are outstanding as of immediately prior to the Effective Time will be fully vested and settled in the form of SXE Common Units, which will be converted into the right to receive Merger Consideration at the Effective Time.

The completion of the SXE Merger is subject to the satisfaction or waiver of customary closing conditions, including: (i) holders of at least a majority of the outstanding SXE Common Units (except for those SXE Common Units held by SXE GP or its affiliates) voting as a class, at least a majority of the outstanding Subordinated Units voting as a class, and at least a majority of the Class B Convertible Units voting as a class for the approval of the SXE Merger Agreement and the transactions contemplated thereby, (ii) expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iii) there being no law or injunction prohibiting the consummation of the SXE Merger, (iv) the effectiveness of a registration statement on Form S-4 relating to the Merger Consideration, (v) approval for listing of the AMID Common Units issuable as part of the Merger Consideration on the New York Stock Exchange (the “NYSE”), (vi) closing of the Contribution (defined below) in accordance with the terms of the Contribution Agreement (defined below), (vii) subject to specified materiality standards, the accuracy of the representations and warranties of each party, (viii) compliance by each party in all material respects with its covenants, (ix) the receipt by AMID of an opinion to the effect that for U.S. federal income tax purposes (A) no AMID entity should recognize any income or gain as a result of the SXE Merger (other than any gain resulting from any decrease in partnership liabilities pursuant to Section 752 of the Internal Revenue Code of 1986, as amended (the “Code”)), (B) no gain or loss should be recognized by holders of AMID Common Units as a result of the SXE Merger with respect to such AMID Common Units held (subject to certain exceptions) and (C) AMID is classified as a partnership for U.S. federal income tax purposes, and (x) the receipt by SXE of an opinion to the effect that for U.S. federal income tax purposes, (A) subject to certain exceptions, holders of SXE Common Units, Subordinated Units or Class B Convertible Units should not recognize any income or gain as a result of the SXE Merger with respect to such SXE Common Units, Subordinated Units or Class B Convertible Units held (other than any gain resulting from any actual or constructive distribution of cash, including any decrease in partnership liabilities pursuant to Section 752 of the Code, the receipt of any Merger Consideration that is not pro rata with the other holders of the same class of units (subject to certain exceptions), or liabilities incurred other than in the ordinary course of business of SXE or its subsidiaries); provided that such opinion does not extend to any holder who acquired SXE Common Units, Subordinated Units or Class B Convertible Units from SXE in exchange for property other than cash, and (B) SXE is classified as a partnership.

SXE has agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative business combinations. However, the board of directors of SXE GP may, subject to certain conditions, change its respective recommendation (i) in favor of the adoption of the SXE Merger Agreement if, in connection with the receipt of an alternative proposal, it determines in good faith, after consultation with its financial advisor and outside counsel, that the failure to effect such a change in recommendation would not be in the best interest of SXE and would be inconsistent with its duties under SXE’s partnership agreement and applicable law or (ii) if, in connection with a material event, circumstance, change or development that arises or occurs after the date of the SXE Merger Agreement and that was not reasonably foreseeable at the time of the SXE Merger Agreement, it determines in good faith that the failure to effect such a change in recommendation would be inconsistent with its duties under SXE’s partnership agreement, as applicable, or applicable law.

AMID and SXE have made customary representations and warranties in the SXE Merger Agreement. The SXE Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of each of AMID’s and SXE’s respective businesses between the date of the signing of the SXE Merger Agreement and the closing date of the SXE Merger and (ii) the efforts of the parties to cause the SXE Merger to be completed, including actions which may be necessary to cause the expiration or termination of the waiting period under the HSR Act.

The SXE Merger Agreement contains certain termination rights for both AMID and SXE. The SXE Merger Agreement further provides that, upon termination of the SXE Merger Agreement, under certain circumstances, SXE may be required to reimburse AMID’s expenses, subject to certain limitations, or pay AMID a termination fee equal to $2 million less any previous AMID expenses reimbursed by SXE (the “Termination Fee”).

The foregoing description of the SXE Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the SXE Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.

Contribution Agreement

In connection with the SXE Merger Agreement, on October 31, 2017, AMID and AMID GP entered into a Contribution Agreement (the “Contribution Agreement” and, together with the SXE Merger Agreement, the “Transaction Agreements”) with Holdings LP, a Delaware limited partnership. Upon the terms and subject to the conditions set forth in the Contribution Agreement, Holdings LP will contribute its equity interests in its new wholly owned subsidiary (“SXH Holdings”), which will hold substantially all the current subsidiaries (Southcross Holdings Intermediary LLC, Southcross Holdings Guarantor GP LLC and Southcross Holdings Guarantor LP) and business of Holdings LP, to AMID and AMID GP in exchange for (i) the number of AMID Common Units with a value equal to $185,697,148, subject to certain adjustments for cash, indebtedness, working capital and transaction expenses contemplated by the Contribution Agreement, divided by $13.69 per AMID Common Unit, (ii) 4,500,000 AMID Preferred Units (as defined in the Contribution Agreement), (iii) options to purchase 4,500,000 AMID Common Units (the “Options”), and (iv) 3,000 AMID GP Class D Units (as defined in the Contribution Agreement) (the transactions contemplated thereby and the agreements ancillary thereto, the “Contribution”). A portion of the consideration will be deposited into escrow in order to secure certain post-closing obligations of Holdings LP. Concurrently with the closing of the transaction, the agreement of limited partnership of AMID will be amended to reflect the issuance of AMID Preferred Units, and the GP LLC Agreement will be amended to reflect the issuance of such AMID GP Class D Units.

The Contribution Agreement contains customary representations and warranties and covenants by each of the parties. The closing under the Contribution Agreement is conditioned upon, among other things: (i) expiration or termination of any applicable waiting period under the HSR Act, (ii) the absence of certain legal impediments prohibiting the transactions and (iii) the conditions precedent contained in the SXE Merger Agreement having been satisfied and the SXE Merger having become effective substantially concurrently with the closing of the Contribution Agreement.

The Contribution Agreement contains provisions granting both parties the right to terminate the Contribution Agreement for certain reasons. The Contribution Agreement further provides that, upon termination by Holdings LP of the Contribution Agreement in the event of a Funding Failure (as defined in the Contribution Agreement), AMID may be required to pay a reverse termination fee in an amount up to $17 million.

The foregoing description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Contribution Agreement, a copy of which is attached as Exhibit 2.2 hereto.

The foregoing summary of each of the Transaction Agreements has been included to provide investors and security holders with information regarding the terms of each of the Transaction Agreements and is qualified in its entirety by the terms and conditions of each of the Transaction Agreements. It is not intended to provide any other factual information about AMID, AMID GP, SXE, SXE GP or Holdings LP or their respective subsidiaries and affiliates. Each of the Transaction Agreements contains representations and warranties by each of the applicable parties to the agreement, which were made only for purposes of such agreement and as of specified dates. The representations, warranties and covenants in each of the Transaction Agreements were made solely for the benefit of the parties to such agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of AMID, AMID GP, SXE, SXE GP or Holdings LP or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Transaction Agreements, which subsequent information may or may not be fully reflected in AMID’s or SXE’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.

The issuance of the AMID Common Units, AMID Preferred Units and Options under the Contribution Agreement described in Item 1.01 above will be made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and the regulations promulgated thereunder as a transaction by an issuer not involving any public offering. The description of the Contribution Agreement, the Contribution, the AMID Common Units, the AMID Preferred Units and the Options contained in Item 1.01 is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On November 1, 2017, AMID issued a press release announcing the entry into the SXE Merger Agreement and the Contribution Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information provided in this Item 7.01 (including the exhibits referenced therein) shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference in any filing made by AMID pursuant to the Securities Act of 1933, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 8.01 Other Events.

AMID Partnership Agreement Amendment

AMID GP has also agreed to enter into the Sixth Amended and Restated Agreement of Limited Partnership at the Effective Time (the “Partnership Agreement Amendment”) providing for, among other things, authorizing and establishing the terms of the AMID Preferred Units.

AMID GP LLC Agreement Amendment

AMID GP has also agreed to enter into the Fifth Amended and Restated Limited Liability Company Agreement of AMID GP (the “LLC Agreement Amendment”) at the Effective Time providing for, among other things, authorizing the AMID GP Class D Units, along with certain rights and restrictions with respect thereto.

Option Agreement

AMID has also agreed to enter into an option agreement between Holdings LP and AMID (the “Option Agreement”) to grant options to purchase 4,500,000 AMID Common Units effective as of the Closing as contemplated in the Contribution Agreement.

Voting & Support Agreement

In connection with the Merger Agreement, AMID entered into a voting and support agreement with Holdings LP and certain of its affiliates (the “Voting Support Agreement”). Under the Voting Support Agreement, the parties are required to vote their SXE Subordinated Units and Class B Convertible Units (each, as defined in the SXE Merger Agreement), as applicable, in favor of the SXE Merger.

Guarantee

In connection with the Contribution Agreement, certain affiliates of EIG Global Energy Partners and Tailwater Capital LLC, the sponsors of Holdings LP, entered into a guarantee with AMID to guarantee Holdings LP’s performance of certain post-closing obligations under the Contribution Agreement.

Other Communications

On November 1, 2017, SXE and AMID issued a press release announcing, among other things, the entry into the SXE Merger Agreement and the Contribution Agreement. A copy of this press release is furnished and attached as Exhibit 99.1 hereto.

On November 1, 2017, SXE and AMID held a webcast regarding the SXE Merger and Contribution. A copy of the investor presentation and the transcript of the webcast are attached as Exhibits 99.2 and 99.3 hereto .

Cautionary Statement Regarding Forward-Looking Statements

This communication and accompanying statements may contain forward-looking statements. All statements that are not statements of historical facts, including statements regarding AMID’s future financial position, results, business strategy, guidance, distribution growth, and plans and objectives of management for future operations, are forward-looking statements. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “would,” “potential,” and similar terms and phrases to identify forward-looking statements in this communication. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions could be inaccurate, and, therefore, we cannot assure you that the forward-looking statements included herein will prove to be accurate. These forward-looking statements reflect our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors, many of which are outside our control. Additional risks include the following: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the ability of AMID to successfully integrate AMID’s operations and employees and realize anticipated synergies and cost savings, actions by third parties, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, and the ability to achieve revenue and other financial growth, and volatility in the price of oil, natural gas, and natural gas liquids and the credit market. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the Securities and Exchange Commission (“SEC”). Please see AMID and SXE’s “Risk Factors” and other disclosures included in their Annual Reports on Form 10-K for the year ended December 31, 2016, and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2017 and the quarter ended June 30, 2017. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. The forward-looking statements herein speak as of the date of this communication. AMID and SXE undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this communication.

Additional Information and Where to Find It

This communication relates to a proposed business combination between AMID and SXE. In connection with the proposed transaction, AMID and/or SXE expects to file a proxy statement/prospectus and other documents with the SEC.

In connection with the SXE Merger, AMID will file a registration statement on Form S-4, including a proxy statement/prospectus of AMID and SXE, with the SEC. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement/prospectus (if and when available) will be mailed to unitholders of SXE. Investors and security holders will be able to obtain these materials (if and when they are available) free of charge at the SEC’s website, www.sec.gov. In addition, copies of any documents filed with the SEC may be obtained free of charge from SXE’s investor relations website for investors at http://investors.southcrossenergy.com, and from AMID’s investor relations website at http://www.americanmidstream.com/investorrelations. Investors and security holders may also read and copy any reports, statements and other information filed by AMID and SXE with the SEC at the SEC public reference room at 100 F Street,

N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participation in the Solicitation of Votes

AMID and SXE and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding SXE’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 9, 2017. Information regarding AMID’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 28, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated October 31, 2017 by and among American Midstream Partners, LP, American Midstream GP, LLC, Southcross Energy Partners, L.P. and Southcross Energy Partners GP, LLC

2.2*	Contribution Agreement, dated October 31, 2017 by and among American Midstream Partners, LP, American Midstream GP, LLC and Southcross Holdings LP

99.1	Press Release, dated November 1, 2017

99.2	American Midstream Partners, LP Investor Presentation

99.3	American Midstream Partners, LP Investor Call Transcript

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MIDSTREAM PARTNERS, LP

By:	AMERICAN MIDSTREAM GP, LLC its General Partner

	By:	/s/ Eric Kalamaras
	Name:	Eric Kalamaras
	Titla:	Senior Vice President and Chief Financial Officer

November 1, 2017